                                                                   Exhibit 10.35

To:         Allied Healthcare Group Limited
            as Patent for and on behalf of itself and the other Obligors
            (as defined in the Credit Agreement referred to below)

From:       BNP Paribas
            as Agent for and on behalf of itself and the Banks
            (as defined in the Credit Agreement referred to below)

                                                    Date:  8 March 2004

Dear Sirs,

         Credit Agreement dated 17 December 1999 between Allied Healthcare Group
Limited (the "Parent"), Allied Healthcare Holdings Limited (formerly Transworld
Healthcare (UK) Limited) (the "Borrower"), BNP Paribas as Agent, Barclays Bank
PLC as Security Agent, the Banks named therein as Banks and others (as amended, varied or restated from time to time, the "Credit Agreement")

         1.       Terms defined in the Credit Agreement shall have the same
                  meaning in this letter and the principles of construction set out in the Credit Agreement shall have effect as if set out in this Letter. References to clauses in this Letter shall be to clauses in the Credit Agreement.

         2.       We refer to your letter dated 13 February 2003, which sets out the details of and requests the consent of the Agent to
                  certain changes to Clause 19.1 (Financial Covenants).

         3.       In this letter, "Effective Date" means the date on which the
                  Agent notified the Parent that it has received (or otherwise waived in writing the right to receive) each of the documents listed in paragraph 5 below, in a form and substance
                  satisfactory to the Agent.

         4.       With effect from the Effective Date:

                  (a) The table in Clause 19.1.5 (Total Net Debt Cover Ratio)
                      will be replaced with the following:

                        ---------------------------------------------------------------------------------------------
                        Column 1                                                Column 2
                        Relevant Period (ending on)                             Ratio (to 1.0)
                        ---------------------------------------------------------------------------------------------

                        1 October 2000 - 30 September 2001                      4.25
                        ---------------------------------------------------------------------------------------------
                        1 January 2001 - 31 December 2001                       4.25
                        ---------------------------------------------------------------------------------------------

                        ---------------------------------------------------------------------------------------------
                        1 April 2001 - 31 March 2002                            4.25
                        ---------------------------------------------------------------------------------------------
                        1 July 2001 - 30 June 2002                              4.25
                        ---------------------------------------------------------------------------------------------
                        1 October 2001 - 30 September 2002                      4.25
                        ---------------------------------------------------------------------------------------------
                        1 January 2002 - 31 December 2002                       4.25
                        ---------------------------------------------------------------------------------------------
                        1 April 2002 - 31 March 2003                            4.25
                        ---------------------------------------------------------------------------------------------
                        1 July 2002 - 30 June 2003                              4.25
                        ---------------------------------------------------------------------------------------------
                        1 October 2002 - 30 September 2003                      3.50
                        ---------------------------------------------------------------------------------------------
                        1 January 2003 - 31 December 2003                       3.50
                        ---------------------------------------------------------------------------------------------
                        1 April 2003 - 31 March 2004                            3.50
                        ---------------------------------------------------------------------------------------------
                        1 July 2003 - 30 June 2004                              3.50
                        ---------------------------------------------------------------------------------------------
                        1 October 2003 - 30 September 2004                      3.00
                        ---------------------------------------------------------------------------------------------
                        1 January 2004 - 31 December 2004                       3.00
                        ---------------------------------------------------------------------------------------------
                        1 April 2005 - 31 March 2005                            2.75
                        ---------------------------------------------------------------------------------------------
                        1 July 2005 - 30 June 2005                              2.75
                        ---------------------------------------------------------------------------------------------
                        1 October 2005 - 30 September 2005                      2.50
                        ---------------------------------------------------------------------------------------------
                        Each 12 month period ending on a Quarter Date           2.50
                        falling after 30 September 2005
                        ---------------------------------------------------------------------------------------------

                  (b) the table in Clause 19.1.6 (Total Net Senior Debt Cover
                      Ratio) will be replaced with the following:

                        ---------------------------------------------------------------------------------------------
                        Column 1                                                Column 2
                        Relevant Period (ending on)                             Ratio (to 1.0)
                        ---------------------------------------------------------------------------------------------

                        1 January 2001 - 31 December 2001                       3.75
                        ---------------------------------------------------------------------------------------------
                        1 April 2001 - 31 March 2002                            3.75
                        ---------------------------------------------------------------------------------------------

                                       2

                        ---------------------------------------------------------------------------------------------
                        1 July 2001 - 30 June 2002                              3.75
                        ---------------------------------------------------------------------------------------------
                        1 October 2001- 30 September 2002                       3.75
                        ---------------------------------------------------------------------------------------------
                        1 January 2002 - 31 December 2002                       3.75
                        ---------------------------------------------------------------------------------------------
                        1 April 2002 - 31 March 2003                            3.75
                        ---------------------------------------------------------------------------------------------
                        1 July 2002 - 30 June 2003                              3.75
                        ---------------------------------------------------------------------------------------------
                        1 October 2002 - 30 September 2003                      3.00
                        ---------------------------------------------------------------------------------------------
                        1 January 2003 - 31 December 2003                       3.00
                        ---------------------------------------------------------------------------------------------
                        1 April 2003 - 31 March 2004                            3.00
                        ---------------------------------------------------------------------------------------------
                        1 July 2003 - 30 June 2004                              3.00
                        ---------------------------------------------------------------------------------------------
                        1 October 2003 - 30 September 2004                      2.50
                        ---------------------------------------------------------------------------------------------
                        1 January 2004 - 31 December 2004                       2.50
                        ---------------------------------------------------------------------------------------------
                        1 April 2005 - 31 March 2005                            2.25
                        ---------------------------------------------------------------------------------------------
                        1 July 2005 - 30 June 2005                              2.25
                        ---------------------------------------------------------------------------------------------
                        1 October 2005 - 30 September 2005                      2.00
                        ---------------------------------------------------------------------------------------------
                        Each 12 month period ending on a Quarter Date           2.00
                        falling after 30 September 2005
                        ---------------------------------------------------------------------------------------------

                  5.  The Parent undertakes that it shall deliver the following, on or prior to the Effective Date, to the Agent:

                      (a)  a fee letter provided by the Agent duly acknowledged
                           by the Parent

                      (b)  a duly executed board resolution of the Parent
                           approving the execution, delivery and performance of
                           this Letter and the terms and conditions hereof and
                           authorizing a named person or persons to sign this
                           Letter and any documents to be delivered by the
                           Parent pursuant hereto; and

                      (c)  a certificate of a director or the secretary of the
                           Parent setting out the names and signatures of the
                           persons authorized to sign, on behalf of the

                                       3

                           Parent, this Letter and any documents to be delivered
                           by the Parent pursuant hereto.

                  6.  Save as expressly provided in paragraph 4 above, the
                      provisions of the Finance Documents shall continue in full force and effect and the Parent, on behalf of itself and
                      the other Obligors, agrees that this Letter shall not
                      operate as a waiver of any right, power or remedy any
                      Finance Party may have under the Finance Documents.

                  7.  On the date of completion of the Acquisition, the Parent confirms, in relation to each Obligor that:

                      (a)  the Repeated Representations shall be deemed to be
                           repeated; and

                      (b)  no Event of Default or Potential Event of Default has
                           occurred and none are continuing.

                  8.  The Parent shall reimburse the Agent for all legal costs and expenses incurred by it together with any VAT thereon
                      incurred by it in connection with the negotiation,
                      preparation and execution of this letter and any other
                      document referred to or contemplated by this letter.

                  9.  This letter may be executed in any number of counterparts, all of which taken together constitute one and the same
                      instrument.

                  10. This letter shall be governed by and construed in
                      accordance with English law.

Yours faithfully

/s/ signature illegible
----------------------------------------
for and on behalf of
BNP PARIBAS
(as Agent)

We accept and agree to the terms of this letter.

  /s/ Charles Murphy                                                12 March 04
-----------------------------------------------------------         -----------
for and on behalf of                                                Dated
ALLIED HEALTHCARE GROUP LIMITED
(as Parent for and on behalf of itself and the other Obligors)

                                       4